                                                      Draft of September 2, 2001
                        [TO BE REVIEWED BY KPMG AND FILED BEFORE MARKET OPENS ON
                                                      TUESDAY SEPTEMBER 4, 2001]



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                SEPTEMBER 4, 2001
                                -----------------


                             HOMESIDE LENDING, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



         FLORIDA                       1-12979                 59-2725415
         -------                       -------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)






                   7301 BAYMEADOWS WAY, JACKSONVILLE, FL 32256
                   -------------------------------------------
               (Address of principal executive offices)(Zip Code)



Registrant's telephone number, including area code: (904) 281-3000
                                                    --------------




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Item 5.  Other Matters.

Attached are copies of press releases issued by National Australia Bank, the indirect parent of HomeSide Lending, Inc., regarding various expected charges and changes in Executive Management relating to HomeSide. The specific impact of the charges described therein on the financial statements of HomeSide is currently under review. NAB has advised HomeSide that, to the extent that additional capital is required to satisfy covenants under various lending and other agreements that HomeSide has, NAB intends to provide such capital. The following exhibits are filed herewith:


Exhibit      Description
-------      -----------

99.1 Press Release of National Australia Bank dated September 3, 2001 with respect to the expected charges.


99.2 Press Release of National Australia Bank dated September 4, 2001 with respect to the changes in Executive Management.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HomeSide Lending, Inc.


                                     By: /s/ Joseph J. Whiteside
                                        ---------------------------------------
                                     Name:  Joseph J. Whiteside
                                     Title: Chairman and Chief Executive Officer



Date: September 4, 2001